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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              December 7, 1998
                     (Date of earliest event reported)


                INTERNATIONAL BUSINESS MACHINES CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

      New York                1-2360                13-0871985

  (State or other           (Commission          (I.R.S. Employer
   jurisdiction of          File Number)        Identification Number)
   incorporation)



         New Orchard Road, Armonk, New York                   10504
         (Address of principal executive offices)           (Zip Code)


            Registrant's telephone number, including area code:
                               (914) 499-1900

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ITEM 5.   OTHER EVENTS

          The text of Exhibit 99(a), a press release, dated December 8, 1998, announcing the execution of definitive agreements between International Business Machines Corporation ("IBM") and AT&T Corp. ("AT&T"), pursuant to which, among other things, AT&T will acquire the assets of the IBM Global Network from IBM, is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits.

              99(a) Press Release, dated December 8, 1998, announcing the execution of definitive agreements between IBM and AT&T pursuant to which, among other things, AT&T will acquire the assets of the IBM Global Network from IBM.



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERNATIONAL BUSINESS
                                     MACHINES CORPORATION

Date:  December 16, 1998             By:   /s/ Andrew Bonzani
                                        ---------------------
                                          Name:   Andrew Bonzani
                                          Title:  Assistant Secretary and
                                                  Senior Counsel


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                               EXHIBIT INDEX


Exhibit No.     Description of Exhibit                    Page No.


   99(a)        Press Release, dated December 8,              4
                1998, announcing the execution of
                definitive agreements between
                International Business Machines
                Corporation ("IBM") and AT&T Corp.
                ("AT&T"), pursuant to which, among
                other things, AT&T will acquire the
                assets of the IBM Global Network
                from IBM.



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                                                                          4



                                                              Exhibit 99(a)


AT&T to Acquire IBM's Global Network Business for $5 Billion -- Companies Also Sign Series of Outsourcing Contracts

NEW YORK

          Dec. 8, 1998 -- AT&T and IBM today announced a series of strategic agreements under which AT&T will acquire IBM's Global Network business for $5 billion in cash, and the two companies will enter into outsourcing contracts with each other. IBM will outsource a significant portion of its global networking needs to AT&T. AT&T will outsource certain applications processing and data center management operations to IBM.

          The transactions could represent $2.5 billion in additional revenue to AT&T in the first full year of operation.

          The IBM Global Network business AT&T will acquire serves the networking needs of several hundred large global companies, tens of thousands of mid-sized businesses and more than 1 million individual Internet users in 59 countries.

          The acquisition boosts AT&T's strategy to rapidly increase the company's revenue, especially at its fast-growing networking services unit, AT&T Solutions. About 5,000 IBM employees will join AT&T as part of the acquisition.

          "These strategic agreements are all about growth," said AT&T Chairman and CEO C. Michael Armstrong. "Growth in revenue, growth in technology, and -- most important -- growth in what AT&T can do for customers.

          "For AT&T, today's announcement supports four areas we've targeted for growth: global services, data networking, Internet Protocol technology and network outsourcing through our AT&T Solutions business," said Armstrong. "The acquisition of IBM's global data network will accelerate our ability to deliver IP-based services to global customers. It will give us a sophisticated new platform for revenue growth."

          By providing customers with more attractive global services, Armstrong said the acquisition will enable AT&T to compete more effectively with strong rivals for the provisioning of global managed data network services, including IP.

          "We are delighted that AT&T will be the new home for our Global Network operation," said IBM Chairman and CEO Louis V. Gerstner, Jr. "With this agreement, the network will receive the management focus and resources necessary to maintain its standing as a world-class provider of connectivity to IBM and millions of customers.

          "AT&T will use its expertise to enhance and expand the Global Network to the benefit of its customers, including IBM," he said. "We can now focus fully on helping our customers take advantage of the emerging networked world through e-business applications and solutions."


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                                                                          5



          IBM's Global Network has more than 1,300 dial-up points of presence and dedicated access from more that 850 cities in 59 countries. The Global Network offers business customers innovative services and worldwide operations and support, including in-country, native-language support personnel.

          AT&T said its acquisition of IBM's high capacity global network would be supportive of the 100-city, IP-based network that would be created as part of the global joint venture announced by AT&T and BT in July.

          IBM said that this transaction, in its entirety, is not expected to have a significant impact on the company's 1999 operational results. AT&T said earnings dilution from the transaction is expected to be insignificant in the first full year of operation and accretive thereafter.

          AT&T and IBM said they expect the acquisition to conclude by mid-1999, following clearance by U.S. regulators and certain regulatory authorities outside the U.S.

          Armstrong said today's announcement is about more than acquiring IBM's global network. "We have also reached several significant outsourcing agreements that match each company's strengths with the other company's business needs," he said.

          IBM has awarded AT&T Solutions an outsourcing contract valued at $5 billion over five years for a significant portion of IBM's own global networking needs, making it the single largest networking outsourcing contract ever awarded. The contract is expected to double the network outsourcing revenue of AT&T Solutions and will enable it to grow more rapidly by serving a wider set of customer needs with a broadened scope of services.

          In addition, AT&T and IBM's Global Services unit have reached agreement for outsourcing services valued at about $4 billion over the next 10 years. As part of the agreement, IBM will manage AT&T's legacy applications processing, including billing, service-order-processing, installation and maintenance, for customers of AT&T business long-distance services. In addition, IBM will assume management of AT&T's data processing centers, which operate corporate information systems such as accounts payable and receivable and employee payroll and benefits. Under the agreement, more than 2,000 AT&T management employees will be offered positions with IBM. Editor's Note: NEW YORK NEWS CONFERENCE -- AT&T and IBM will discuss these announcements in a news conference at 11 a.m. (USEST) today at AT&T's world headquarters at 32 Avenue of the Americas in New York City. AT&T Chairman and CEO C. Michael Armstrong and IBM Chairman and CEO Louis V. Gerstner, Jr. will make remarks and take questions. Reporters who cannot attend can participate by calling in prior to 11 a.m. at 1-800-700-8174 in the United States or 612-332-0430 elsewhere. No access code is required. Trouble number: 1-800-932-1100 for U.S.; 612-334-6983 for elsewhere. A replay of the news conference will be available beginning at 3 p.m. EDT today at 1-800-248-7600 in the U.S. and 1-402-493-8905 elsewhere.
The replay will be available until 3 p.m. Friday, Dec. 11.

SATELLITE COORDINATES -- A satellite feed of the 11 a.m. EDT news conference in New York is available at the following coordinates: Ku band satellite, Telstar 5, transponder 13. Downlink polarity, vertical; downlink frequency, 11958, MHz, 97 degrees west.

          (Note: The foregoing are "forward-looking statements" which are based on management's beliefs as well as on a number of assumptions concerning future events

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made by and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside AT&T's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any intention or obligation to update or revise forward- looking statements, whether as a result of new information, future events or otherwise.)

Adele Ambrose                              Rob Wilson
AT&T                                       IBM
908-221-6900                               914-499-6565
aambrose@att.com                           wilsonr@us.ibm.com
888-602-5420/pager

         - or-

Eileen M. Connolly
AT&T
908-221-6731
econnolly@att.com
888-602-5417/pager